Investments	12 Months Ended
Dec. 31, 2014
Schedule of Investments [Abstract]
Investments

4. Investments

The following table summarizes the Company’s short and long-term investments as of December 31, 2014 (in thousands):

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Loss	Fair Value
Certificates of deposit	$15,000	$—	$—	$15,000
Corporate debt securities	15,266	2	(20)	15,248
Commercial paper	29,980	—	—	29,980
U.S. government and agency securities	3,549	1	(5)	3,545

	$63,795	$3	$(25)	$63,773

The fair value of the investments at December 31, 2014 by contractual maturity, are shown below (in thousands):

Due in one year or less	$55,115
Due after one year through two years	8,658

$63,773

At December 31, 2014, the Company held 11 debt securities that were in an unrealized loss position for less than one year. The aggregate fair value of debt securities in an unrealized loss position at December 31, 2014 was $12,635. There were no individual securities that were in a significant unrealized loss position or that had been in an unrealized loss position for greater than one year as of December 31, 2014. The Company evaluated its securities for other-than-temporary impairment and considered the decline in market value for the securities to be primarily attributable to current economic and market conditions. It is not more likely than not that the Company will be required to sell the securities, and the Company does not intend to do so prior to the recovery of the amortized cost basis. Based on this analysis, these marketable securities were not considered to be other-than-temporarily impaired as of December 31, 2014.